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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                                  MAY 28, 2003
                                (Date of Report)

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                      1-14315                         76-0127701
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064
                    (Address of principal executive offices)

                                 (281) 897-7788
                         (Registrant's telephone number,
                              including area code)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following exhibits are filed with this Form 8-K:

                           99 Press Release issued by NCI Building Systems, Inc. on May 28, 2003

ITEM 9.           REGULATION FD DISCLOSURE.

                  INFORMATION FURNISHED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

                  The information contained in this Item 9 of this Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission ("SEC") Release Nos. 33-8216 and 34-47583 and SEC Press Release No. 2003-41.

                  The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                  On May 28, 2003, NCI Building Systems, Inc. issued a press release announcing its financial results for the quarter ended May 3, 2003. A copy of the press release is attached hereto as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NCI BUILDING SYSTEMS, INC.
                                       (Registrant)



                                       By: /s/ Robert J. Medlock
                                           -------------------------------------
                                           Robert J. Medlock, Executive Vice
                                           President and Chief Financial Officer

                                       Dated: May 28, 2003



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                                INDEX TO EXHIBITS


Exhibit Number             Description
--------------             -----------
99                         Press Release issued by NCI Building Systems, Inc. on
                           May 28, 2003